UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 19, 2014

                            GOLDEN DRAGON HOLDING CO.
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             (Exact name of registrant as specified in its charter)

         Delaware                       000-27055             27-4635140
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 (State or other jurisdiction        (Commission File       (IRS Employer
      of incorporation)                    Number)      Identitification Number)


                       7609 RALSTON ROAD, ARVADA, CO 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (720) 939-1133
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                 SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES
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Since  previously  reported  on June 4,  2014,  the  Company,  through a private offering of its restricted common stock, has entered into an additional $672,000 in subscription agreements for 1,344,000 shares of common stock at $0.50 per share. The shares were issued pursuant to Rule 506 of Regulation D of the 1933 Act, as amended.

EXEMPTION FROM REGISTRATION CLAIMED

Sales and issuances by us of the unregistered securities listed above were made by us in reliance upon Rule 506 of Regulation D as a Private Placement. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with the purchase. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to us. All certificates representing such securities that are issued shall contain restrictive legends, prohibiting further transfer of the certificates representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. All purchasers made written representation of investment intent and purchasers was capable of evaluating the merits and risks of the prospective investment, and the Company reasonably believed (based on written representations) immediately prior to making any sale that the purchasers came within the description of a sophisticated investor.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                GOLDEN DRAGON HOLDING CO.




                                By: /s/ Gary Herick
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                                Gary Herick, CFO

                                Date: June 19, 2014